Exhibit 99.1



                            CERTIFICATION PURSUANT TO
                               18 U.S.C. ss. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of American Recreational Enterprises, Inc. (Company) on Form 10-KSB (Report) for the year ended February 28, 2003, as filed with the Securities and Exchange Commission on the date hereof. I, Jorge Elias, Chief Executive and Chief Financial Officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Jorge Elias
---------------------------
Jorge Elias
Chief Executive Officer
and Chief Financial Officer

Dated: May 19, 2003